UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2020

Date of Report (Date of earliest event reported)

EMPIRE POST MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55962	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102 Las Vegas, Nevada	89128
(Address of principal executive offices)	(Zip Code)

(818) 424-6567

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

SECTION 8 - Other Events Item 8.01 Other Events.

ITEM 8.01 Other Events.

On April 2, 2020 the Company has filed a civil lawsuit in Nevada District Court against Defendants Saean, Inc. and Jung Yong Lee (aka John Lee) regarding their actions related to the breach of a Convertible Note Purchase Agreement. The Company has retained attorney Byron E. Thomas, Esq. of Las Vegas, Nevada and will pursue this matter (including the defense of any counter actions) in the best interest of all shareholders.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

8.01 – Other Events – Litigation between Empire Post Media, Inc. versus Saean, Inc., et al (Case No. A-20-813165-C – Eighth judicial Court, Clark County, Nevada).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPRE POST MEDIA, INC.

DATE: April 13, 2020	By:	/s/ William Sawyer
	Name:	William Sawyer
	Title:	President and Chief Operating Officer